Regulatory Matters	12 Months Ended
Dec. 31, 2019
Broker-Dealer, Net Capital Requirement, SEC Regulation [Abstract]
Regulatory Matters	REGULATORY MATTERS
We are subject to the regulations of certain federal, state and foreign agencies and undergo periodic examinations by such regulatory authorities.
The ability to undertake new business initiatives (including acquisitions), the access to and cost of funding for new business initiatives, the ability to pay dividends, the ability to repurchase shares or other capital instruments, the level of deposit insurance costs, and the level and nature of regulatory oversight depend, in large part, on a financial institution’s capital strength.
At December 31, 2019 and 2018, PNC and PNC Bank, our domestic banking subsidiary, were both considered “well capitalized,” based on applicable U.S. regulatory capital ratio requirements.
The following table sets forth the Basel III regulatory capital ratios at December 31, 2019 and 2018, respectively for PNC and PNC Bank.
Table 94: Basel Regulatory Capital (a)

	Amount		Ratios
December 31 Dollars in millions	2019	2018	2019	2018	“Well Capitalized” Requirements
Risk-based capital
Common equity Tier 1
PNC	$32,478	$30,905	9.5%	9.6%	N/A
PNC Bank	$32,215	$30,046	9.9%	9.8%	6.5%
Tier 1
PNC	$36,306	$34,735	10.7%	10.8%	6.0%
PNC Bank	$32,215	$30,046	9.9%	9.8%	8.0%
Total
PNC	$43,331	$41,606	12.7%	13.0%	10.0%
PNC Bank	$39,074	$36,510	12.1%	11.9%	10.0%
Leverage
PNC	$36,306	$34,735	9.1%	9.4%	N/A
PNC Bank	$32,215	$30,046	8.3%	8.3%	5.0%

(a)	Calculated using the regulatory capital methodology applicable to us during both 2019 and 2018.
The principal source of parent company cash flow is the dividends it receives from PNC Bank, which may be impacted by the following:

•	Capital needs;

•	Laws and regulations;

•	Corporate policies;

•	Contractual restrictions; and

•	Other factors.

Also, there are statutory and regulatory limitations on the ability of national banks to pay dividends or make other capital distributions. The amount available for dividend payments to the parent company by PNC Bank without prior regulatory approval was approximately $3.1 billion at December 31, 2019.
Under federal law, a bank subsidiary generally may not extend credit to, or engage in other types of covered transactions (including the purchase of assets) with, the parent company or its non-bank subsidiaries on terms and under circumstances that are not substantially the same as comparable transactions with nonaffiliates. A bank subsidiary may not extend credit to, or engage in a covered transaction with, the parent company or a non-bank subsidiary if the aggregate amount of the bank’s extensions of credit and other covered transactions with the parent company or non-bank subsidiary exceeds 10% of the capital stock and surplus of such bank subsidiary or the aggregate amount of the bank’s extensions of credit and other covered transactions with the parent company and all non-bank subsidiaries exceeds 20% of the capital stock and surplus of such bank subsidiary. Such extensions of credit, with limited exceptions, must be at least fully collateralized in accordance with specified collateralization thresholds, with the thresholds varying based on the type of assets serving as collateral. In certain circumstances, federal regulatory authorities may impose more restrictive limitations.
Federal Reserve Board regulations require depository institutions to maintain cash reserves with a Federal Reserve Bank. At December 31, 2019, the balance outstanding at the Federal Reserve Bank was $23.2 billion.